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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          April 22, 1999
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


        1-1175                                            31-4156620
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(Commission File Number)                       (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                    77002
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(Address of Principal Executive Offices)                 (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

On April 22, 1999, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the first quarter of 1999.

Exhibit 99.1 contains the Company's results of operations by segment, as now required. To assist in quarter-to-quarter comparisons, the Company has attached hereto as Exhibit 99.2 financial information by segment as of the end of each of the quarters in the year ended December 31, 1998.

Item 7.   Financial Statements and Exhibits.

          Exhibits
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           99.1     Company press release dated April 22, 1999 titled
                    "Cooper Announces First-Quarter Earnings Per Share of $0.80."

           99.2 Cooper Industries, Inc. Additional Segment Information for 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COOPER INDUSTRIES, INC.

                                            (Registrant)


                                            /s/ Diane K. Schumacher
Date:    April 22, 1999                    ------------------------------------
                                            Diane K. Schumacher
                                            Senior Vice President,
                                            General Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit No.
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  99.1     Company press release dated April 22, 1999 titled "Cooper Announces
           First-Quarter Earnings Per Share of $0.80."

  99.2     Cooper Industries, Inc. Additional Segment Information for 1998